      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated
      Student Loan Asset-Backed Notes, Series 1999-1
      Report for the Month Ended October 31, 2000

I.    Noteholder Information

A.    Identification of Notes

      Series     Description                        Cusip #     Due Date
      --------------------------------------------------------------------------
      1999-1A    Senior Auction Rate Notes........  280907AP1   December 1, 2035
      1999-1B    Senior Auction Rate Notes........  280907AQ9   December 1, 2035
      1999-1C    Subordinate Auction Rate Notes...  280907AR7   December 1, 2035

B.    Notification of Redemption Call of Notes

      None

C.    Principal Outstanding - October, 2000

                            Principal            Principal            Principal
                         Outstanding,             Payments         Outstanding,
      Series           Start of Month         During Month         End of Month
      --------------------------------------------------------------------------
      1999-1A          $78,000,000.00                $0.00       $78,000,000.00
      1999-1B           39,000,000.00                 0.00        39,000,000.00
      1999-1C            9,300,000.00                 0.00         9,300,000.00
                 ---------------------------------------------------------------
      Totals          $126,300,000.00                $0.00      $126,300,000.00
                 ===============================================================

D.    Accrued Interest Outstanding - October, 2000

                 Accrued Interest      Interest      Interest  Accrued Interest      Interest
                     Outstanding,       Accrued      Payments      Outstanding,    Rate As Of
      Series       Start of Month  During Month  During Month      End of Month  End Of Month
      ----------------------------------------------------------------------------------------
      1999-1A         $156,346.67   $441,219.99   $397,973.33       $199,593.33      6.58000%
      1999-1B           77,815.83    220,057.51    198,076.67         99,796.67      6.58000%
      1999-1C           18,982.33     53,531.84     48,318.67         24,195.50      6.69000%
                 ---------------------------------------------------------------
      Totals          $253,144.83   $714,809.34   $644,368.67       $323,585.50
                 ===============================================================

E.    Net Loan Rates for Next Interest Period

                        Interest Period
      Series              Starting Date        Net Loan Rate
      -------------------------------------------------------
      1999-1A                 13-Dec-00                9.94%
      1999-1B                 13-Dec-00               10.02%
      1999-1C                 13-Dec-00                9.71%

F.    Noteholders' Carry-Over Amounts - October, 2000

                      Carry-Over                                  Carry-Over
                        Amounts,     Additions      Payments        Amounts,
      Series      Start of Month  During Month  During Month    End of Month
      -----------------------------------------------------------------------
      1999-1A              $0.00         $0.00         $0.00           $0.00
      1999-1B               0.00          0.00          0.00            0.00
      1999-1C               0.00          0.00          0.00            0.00
                  -----------------------------------------------------------
      Totals               $0.00         $0.00         $0.00           $0.00
                  ===========================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - October, 2000

                         Accrued       Interest       Interest        Accrued
                       Interest,        Accrued       Payments      Interest,
      Series      Start of Month   During Month   During Month   End of Month
      ------------------------------------------------------------------------
      1999-1A              $0.00          $0.00          $0.00          $0.00
      1999-1B               0.00           0.00           0.00           0.00
      1999-1C               0.00           0.00           0.00           0.00
                  ------------------------------------------------------------
      Totals               $0.00          $0.00          $0.00          $0.00
                  ============================================================

II.   Fund Information

A.    Reserve Fund - October, 2000
                                                                         Amount
                                                                 ---------------
      Balance, Start of Month...................................  $1,894,500.00
      Additions During Month....................................           0.00
      Less Withdrawals During Month.............................           0.00
                                                                 ---------------
      Balance, End of Month.....................................  $1,894,500.00
                                                                 ===============

B.    Capitalized Interest Account - October, 2000
                                                                         Amount
                                                                 ---------------
      Balance, Start of Month...................................  $4,554,040.99
      Additions During Month....................................           0.00
      Less Withdrawals During Month.............................           0.00
                                                                 ---------------
      Balance, End of Month.....................................  $4,554,040.99
                                                                 ===============

C.    Acquisition Account  - October, 2000
                                                                         Amount
                                                                 ---------------
      Balance, Start of Month...................................          $0.00
      Additions During Month (Transfers from Surplus Fund)......   6,189,679.28
      Less Withdrawals for Eligible Loans:
        Principal Acquired......................................  (6,135,031.68)
        Premiums and Related Acquisition Costs..................     (54,647.60)
                                                                 ---------------
      Balance, End of Month.....................................         ($0.00)
                                                                 ===============

D.    Alternative Loan Guarantee Account - October, 2000
                                                                         Amount
                                                                 ---------------
      Balance, Start of Month...................................  $1,332,040.24
      Guarantee Fees Received (Refunded) During Month...........           0.00
      Interest Received During Month............................       8,212.67
      Other Additions During Month..............................           0.00
      Less Withdrawals During Month for Default Payments........     (39,762.06)
                                                                 ---------------
      Balance, End of Month.....................................  $1,300,490.85
                                                                 ===============

III.  Student Loan Information

A.    Student Loan Principal Outstanding - October, 2000
                                                                         Amount
                                                               -----------------
      Balance, Start of Month.................................. $106,932,346.99
      Loans Purchased / Originated.............................    6,135,031.68
      Capitalized Interest.....................................      106,295.08
      Less Principal Payments Received.........................   (1,128,121.99)
      Less Defaulted Alternative Loans Transferred.............      (37,438.09)
      Other Increases (Decreases)..............................          (61.38)
                                                               -----------------
      Balance, End of Month.................................... $112,008,052.29
                                                               =================

B.    Composition of Student Loan Portfolio as of October 31, 2000

                                                                         Amount
                                                               -----------------
      Aggregate Outstanding Principal Balance.................. $112,008,052.29
      Number of Borrowers......................................          16,936
      Average Outstanding Principal Balance Per Borrower.......          $6,614
      Number of Loans (Promissory Notes).......................          31,532
      Average Outstanding Principal Balance Per Loan...........          $3,552
      Weighted Average Interest Rate...........................           8.51%

C.    Distribution of Student Loan Portfolio by Loan Type as of October 31, 2000

                                                 Outstanding
                                                   Principal
      Loan Type                                      Balance           Percent
      -------------------------------------------------------------------------
      Stafford - Subsidized...............    $39,400,714.81             35.2%
      Stafford - Unsubsidized.............     23,325,004.68             20.8%
      PLUS................................     13,958,177.43             12.5%
      SLS.................................        114,424.00              0.1%
      Consolidation.......................      5,834,076.23              5.2%
      Alternative.........................     29,375,655.14             26.2%
                                            -----------------------------------
      Total...............................   $112,008,052.29            100.0%
                                            ===================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of October 31,
      2000

                                                 Outstanding
                                                   Principal
      Interest Rate                                  Balance           Percent
      -------------------------------------------------------------------------
      Less Than 7.00%.....................       $162,109.50              0.1%
      7.00% to 7.49%......................      1,000,183.11              0.9%
      7.50% to 7.99%......................     16,056,969.67             14.3%
      8.00% to 8.49%......................     50,717,119.87             45.3%
      8.50% to 8.99%......................     29,484,814.07             26.3%
      9.00% to 9.49%......................      1,288,367.97              1.2%
      9.50% or Greater....................     13,298,488.10             11.9%
                                            -----------------------------------
      Total...............................   $112,008,052.29            100.0%
                                            ===================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of October 31, 2000

                                                 Outstanding
                                                   Principal
      Borrower Payment Status                        Balance           Percent
      -------------------------------------------------------------------------
      School..............................    $17,872,542.94             16.0%
      Grace...............................     11,765,254.50             10.5%
      Repayment...........................     64,484,525.17             57.6%
      Deferment...........................     12,648,220.86             11.3%
      Forbearance.........................      5,237,508.82              4.7%
                                            -----------------------------------
      Total...............................   $112,008,052.29            100.0%
                                            ===================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of October 31, 2000

                                                       Percent by Outstanding Balance
                                                      -------------------------------
                                                            Repayment,
                                                            Deferment,
                                          Outstanding      Forbearance
                                            Principal  & Claims Status  All Loans in
      Delinquency Status                      Balance       Loans Only     Portfolio
      -------------------------------------------------------------------------------
      31 to 60 Days..................   $2,880,436.46             3.5%          2.6%
      61 to 90 Days..................    1,440,179.52             1.7%          1.3%
      91 to 120 Days.................    1,665,042.62             2.0%          1.5%
      121 to 180 Days................    1,313,760.86             1.6%          1.2%
      181 to 270 Days................    1,273,064.47             1.5%          1.1%
      Over 270 Days..................      644,770.20             0.8%          0.6%
      Claims Filed, Not Yet Paid.....      358,403.26             0.4%          0.3%
                                       ----------------------------------------------
      Total..........................   $9,575,657.39            11.6%          8.5%
                                       ==============================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of October 31, 2000

                                                 Outstanding
                                                   Principal
      Guarantee Status                               Balance           Percent
      -------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%..........       $373,125.96              0.3%
      FFELP Loan Guaranteed 98%...........     82,259,271.19             73.4%
      Alternative Loans Non-Guaranteed....     29,375,655.14             26.2%
                                            -----------------------------------
      Total...............................   $112,008,052.29            100.0%
                                            ===================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of October 31, 2000

                                                        Outstanding
                                                          Principal
      Guarantee Agency                                      Balance     Percent
      --------------------------------------------------------------------------
      Education Assistance Corporation...........    $42,382,428.39       37.8%
      California Student Aid Commission..........     20,828,703.22       18.6%
      United Student Aid Funds, Inc..............      8,757,063.10        7.8%
      Pennsylvania Higher Education Assistance
       Agency....................................      4,500,440.35        4.0%
      Great Lakes Higher Education Corporation...      4,210,064.52        3.8%
      Other Guarantee Agencies...................      1,953,697.57        1.7%
      Alternative Loans Non-Guaranteed...........     29,375,655.14       26.2%
                                                   -----------------------------
      Total......................................   $112,008,052.29      100.0%
                                                   =============================

I.    Fees and Expenses Accrued For / Through  October, 2000

                                                                    For The 10
                                                                  Months Ended
                                            October, 2000        Oct. 31, 2000
                                            -----------------------------------
      Servicing Fees.......................    $98,007.05          $920,526.85
      Indenture Trustee Fees...............      2,631.28            26,312.64
      Broker / Dealer Fees.................     27,189.58           233,304.15
      Auction Agent Fees...................      2,175.17            21,400.85
      Other Permitted Expenses.............          0.00               210.00
                                            -----------------------------------
      Total................................   $130,003.08        $1,201,754.49
                                            ===================================

J.    Ratio of Assets to Liabilities as of October 31, 2000

                                                      Amount
                                            -----------------
      Total Indenture Assets...............  $126,249,152.26
      Total Indenture Liabilities..........   126,727,192.82
                                            -----------------
      Ratio................................            99.62%
                                            =================